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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-50857


                        SUPPLEMENT TO THE PROSPECTUS OF
                MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

                              DATED JUNE 23, 2000


     The Investment Manager has agreed to continue to waive its compensation under its management agreement with the Fund and to assume operating expenses of the Fund (except brokerage fees) through December 31, 2001, to the extent necessary to maintain such expenses and compensation at 0.80% of the Fund's daily net assets on an annualized basis.



November 6, 2000